UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                    Securities Exchange Act of 1934




                            Date of Report
                  (Date of earliest event reported):
                           December 31, 1997


   Commission    Registrant; State of Incorporation;    IRS Employer
   File Number     Address; and Telephone Number      Identification
                                                            No.



   1-3672     CENTRAL ILLINOIS PUBLIC SERVICE COMPANY     37-0211380
                       (An Illinois Corporation)
                         607 E. Adams Street
                   Springfield, Illinois 62739
                             217-523-3600





   1-10628                 CIPSCO INCORPORATED            37-1260920
                       (An Illinois Corporation)
                          607 E. Adams Street
                      Springfield, Illinois  62739
                             217-523-3600











Item 2.        Acquisition or Disposition of Assets

          On December 31, 1997, following the receipt of all required State and Federal regulatory approvals, Union Electric Company ("UE") and CIPSCO Incorporated ("CIPSCO"), parent company of Central Illinois Public Service Company ("CIPS"), combined to form Ameren Corporation ("Ameren") with the result that the common shareholders of UE and CIPSCO became the common shareholders of Ameren and Ameren became the owner of 100% of the common stock of CIPS and UE. Pursuant to an Agreement and Plan of Merger dated as of August 11, 1995 between (among others) UE, CIPSCO and Ameren, each outstanding share of UE common stock is to be exchanged for one share of Ameren common stock and each outstanding share of CIPSCO common stock is to be exchanged for 1.03 shares of Ameren common stock.

          Pursuant to Rule 12g-3(c) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as a result of consummation of the foregoing transactions, Ameren common stock shall be deemed to be registered under Section 12(b) of the Exchange Act.

          A copy of the press release with respect to completion of the transaction is attached as Exhibit 99-1 to this report.

Item 7.        Financial Statements and Exhibits

          The following documents, previously filed with the Securities and Exchange Commission by Union Electric Company (File No. 1-2967), CIPSCO Incorporated (File No. 1-10628), Ameren Corporation or Central Illinois Public Service Company (File No. 1-3672) pursuant to the Securities Exchange Act of 1934, as amended, are hereby incorporated by reference:

     1. Union Electric Company's Annual Report on Form 10-K for the year ended December 31, 1996.

     2. Union Electric Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 1997.

     3. Union Electric Company's Reports on Form 8-K dated December 16, and December 31, 1997.

     4.  CIPSCO Incorporated/ Central Illinois Public Service
         Company's Annual Report on Form 10-K for the year ended
         December 31, 1996.

     5.  CIPSCO Incorporated/ Central Illinois Public Service
         Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 1997.








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     6.  Central Illinois Public Service Company's Current Reports on
         Form 8-K, dated March 20, June 1, November 24, and December 16,
         1997.

     7.  CIPSCO Incorporated's Current Reports on Form 8-K, dated
         March 20, November 24, and December 16, 1997.

     8.  Ameren Corporation's Current Report on Form 8-K, dated
         December 31, 1997.


Exhibits:

        All exhibits are listed in the Exhibit Index on Page 4.

                              SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CIPSCO INCORPORATED
                            (Registrant)



                         CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                                          (Registrant)

                                /s/ Robert C. Porter
                         _______________________________________
                                    Robert C. Porter
                          Treasurer and Assistant Secretary
                                   of each Registrant


Date:  January 2, 1998


















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                             Exhibit Index

Exhibit No.    Description

2 Agreement and Plan of Merger dated as of August 11, 1995, by and between UE, CIPSCO, the Company and Arch Merger, Inc. (incorporated by reference to Form S-4, Annex A, dated
          November 13, 1995 (File No. 33-64165).

27-1 Ameren Corporation Financial Data Schedule - Period ending December 31, 1996. *

27-2 Ameren Corporation Financial Data Schedule - Period ending September 30, 1997. *

99-1 Ameren Corporation News Release of Ameren Corporation, dated December 31, 1997.

99-2      Ameren Corporation Supplemental Consolidated Financial
          Statements.

99-3      Ameren Corporation Supplemental Consolidated Condensed
          Quarterly Financial Statements.

*  Incorporated by reference.
































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